UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2013

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29801	94-3296648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3280 Bayshore Boulevard

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Completion of Concurrent Public Offerings of Common Stock and Convertible Senior Notes

On January 22, 2013, InterMune, Inc. (the “Company”) completed its registered underwritten public offering of 15,525,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), pursuant to an underwriting agreement (the “Equity Underwriting Agreement”) with Goldman, Sachs & Co. (“Goldman Sachs”) and J.P. Morgan Securities LLC (“J.P. Morgan”), as representatives of the several underwriters named therein (the “Common Stock Offering”), and the concurrent registered underwritten public offering of $120.75 million aggregate principal amount of the Company’s 2.50% convertible senior notes due 2017 (the “Notes”) pursuant to an underwriting agreement (the “Debt Underwriting Agreement” and together with the Equity Underwriting Agreement, the “Underwriting Agreements”) with Goldman Sachs and J.P. Morgan as underwriters (the “Convertible Note Offering”).

The Shares sold in the Common Stock Offering include 2,025,000 shares of Common Stock sold to the Equity Underwriters (as defined below) pursuant to their 30-day option to purchase additional shares of Common Stock, which was exercised in full on January 16, 2013. The Notes sold in the Convertible Note Offering include $15.75 million aggregate principal amount of the Company’s 2.50% convertible senior notes due 2017 sold to the Note Underwriters (as defined below) pursuant to their 30-day option to purchase additional convertible senior notes to cover over-allotments, which was exercised in full on January 16, 2013.

The Shares and the Notes (and the shares of Common Stock issuable upon conversion of the Notes) have been registered pursuant to the Registration Statement on Form S-3 (Registration Statement No. 333-185508) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), including the prospectus supplements filed by the Company with the Commission pursuant to Rule 424(b)(5) under the Act, in each case, dated January 15, 2013 (each, a “Prospectus Supplement” and together, the “Prospectus Supplements”) to the prospectus contained in the Registration Statement dated December 28, 2012.

The resulting aggregate net proceeds to the Company from the Common Stock Offering were approximately $145.7 million, after deducting underwriting discounts and estimated expenses. The resulting aggregate net proceeds to the Company from the Convertible Note Offering were approximately $116.7 million, after deducting underwriting discounts and estimated expenses.

The Company intends to use the net proceeds from the Convertible Note Offering and, if necessary, a portion of the net proceeds from the Common Stock Offering to repay at maturity or earlier repurchase up to all of the Company’s outstanding 5.00% convertible senior notes due 2015 (the “2015 Notes”). The Company intends to use the net proceeds from the Common Stock Offering and any remaining proceeds from the Convertible Note Offering to fund the commercialization of Esbriet, to fund the Company’s ASCEND trial and for general corporate purposes, which may include funding research and development and increasing working capital. The Company may also use net proceeds for capital expenditures or for acquisitions or investments in complementary businesses, products or technologies. Although the Company currently has no material agreements or commitments with respect to acquisitions, the Company evaluates acquisition opportunities and engages in related discussions from time to time.

The 2015 Notes were issued in June 2008, mature on March 1, 2015 and bear interest at 5.00%, which is payable semi-annually. As of December 31, 2012, there were $85.0 million aggregate principal outstanding of the 2015 Notes. On January 22, 2013, the Company repurchased and cancelled from certain holders of the outstanding 2015 Notes approximately $18.8 million of the 2015 Notes. The Company intends to repurchase and cancel an additional approximately $47.8 million aggregate principal amount of the 2015 Notes on January 23, 2013. Accordingly, following the repurchases completed on January 22, 2013 and the expected repurchases on January 23, 2013, approximately $18.4 million of the 2015 Notes will remain outstanding.

Base Indenture and Supplemental Indenture

The Company issued the Notes under an indenture dated as of September 19, 2011 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the second supplemental indenture dated as of January 22, 2013, between the Company and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Notes bear interest at a rate of 2.50% per year, payable semi-annually in arrears, on June 15 and December 15 of each year, commencing on June 15, 2013. The Notes are general unsecured senior obligations of the Company and (i) rank equal in right of payment with the Company’s other senior unsecured indebtedness, (ii) rank senior in right of payment to any indebtedness that is contractually subordinated to the Notes, (iii) are effectively subordinated to all of the Company’s future secured indebtedness to the extent of the value of the collateral securing such indebtedness and (iv) are structurally subordinated in right of payment to the claims of the Company’s subsidiaries creditors (including trade creditors).

The Notes will mature on December 15, 2017 (the “Maturity Date”), unless earlier redeemed or repurchased by the Company or converted. Holders may convert their Notes at their option prior to the close of business on the business day immediately preceding September 15, 2017 but only under the following circumstances: (1) during any fiscal quarter commencing after June 30, 2013, if the last reported sale price of the Common Stock for at least 20 trading days (whether or not consecutive) during the period of 30 consecutive trading days ending on the last trading day of the immediately preceding fiscal quarter is greater than or equal to 130% of the applicable conversion price on each applicable trading day; (2) during the five consecutive business day period after any five consecutive trading day period (the “measurement period”) in which the trading price (as defined herein) per $1,000 principal amount of Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Common Stock and the applicable conversion rate on each such trading day; (3) if the Company calls the Notes for redemption, at any time prior to the close of business on the second scheduled trading day prior to the redemption date; or (4) upon the occurrence of specified corporate events. On or after September 15, 2017 until the close of business on the second scheduled trading day prior to the Maturity Date, holders may convert their notes at any time, regardless of the foregoing circumstances. Upon conversion of a Note, the Company will pay or deliver, as the case may be, cash, shares of Common Stock or a combination of cash and shares of Common Stock, at the Company’s election.

The initial conversion rate of the Notes is 77.7001 shares of Common Stock per $1,000 principal amount of Notes, which is equivalent to an initial conversion price of approximately $12.87 per share of common stock. The initial conversion price represents a premium of approximately 30% over the public offering price per share of $9.90 in the Common Stock Offering. The conversion rate is subject to adjustment in certain circumstances.

Upon the occurrence of a fundamental change (as defined in the Indenture) involving the Company, holders of the Notes may require the Company to repurchase all or a portion of their Notes for cash at a price equal to 100% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

On or after June 20, 2015, the Company may redeem for cash all or part of the outstanding Notes if the last reported sale price of the Common Stock exceeds 130% of the applicable conversion price for 20 or more trading days in a period of 30 consecutive trading days ending within 10 trading days immediately prior to the date the Company provides the notice of redemption to holders. The redemption price will equal 100% of the principal amount of the Notes to be redeemed, plus all accrued and unpaid interest to, but excluding, the redemption date.

The Indenture contains customary terms and covenants and events of default. If an event of default (as defined therein) occurs and is continuing, the Trustee by notice to the Company, or the holders of at least 25% in aggregate principal amount of the Notes then outstanding by notice to the Company and the Trustee, may, and the Trustee at the request of such holders shall, declare 100% of the principal of and accrued and unpaid interest on all the Notes to be due and payable. In the case of an event of default arising out of certain bankruptcy or insolvency events (as set forth in the Indenture), 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

A copy of the Base Indenture is incorporated by reference as Exhibit 4.1 to this Current Report and is incorporated herein by reference. A copy of the Supplemental Indenture, including the form of Note, is filed as Exhibit 4.2 to this Current Report and is incorporated herein by reference. The description of the Notes and the Indenture in this Current Report is a summary and is qualified in its entirety by the terms of the Indenture and the form of Note included therein. The Base Indenture, the Supplemental Indenture and the Form of Note are also filed with reference to, and are hereby incorporated by reference into, the Registration Statement.

Forward-Looking Statements Disclaimer

The disclosure contained in this Current Report on Form 8-K contains forward-looking statements, including statements relating to InterMune’s expectations regarding the completion, timing and size of the proposed repurchase of the Company’s 2015 Notes. These statements are subject to significant risks and uncertainties, actual results could differ materially from those projected and InterMune cautions investors not to place undue reliance on the forward-looking statements contained in this disclosure. These risks and uncertainties include, without limitation, risks and uncertainties related to market conditions and satisfaction of customary closing conditions related to the notes repurchase. There can be no assurance that InterMune will be able to complete the 2015 Notes repurchase on the anticipated terms, or at all. Additional risks and uncertainties relating to InterMune and its business can be found in the “Risk Factors” section of InterMune’s Form 10-K filed with the SEC and quarterly reports on Form 10-Q, and in the prospectus supplements related to the proposed offerings to be filed with the SEC. InterMune undertakes no duty or obligation to update any forward-looking statements contained in this disclosure as a result of new information, future events or changes in InterMune’s expectations.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 relating to the Notes and the Indenture is contained in Item 1.01 above and is incorporated herein by reference.

Item 8.01	Other Events.

On January 15, 2013, the Company entered into the Equity Underwriting Agreement with Goldman Sachs and J.P. Morgan as representatives of the several underwriters named therein (collectively, the “Equity Underwriters”). Subject to the terms and conditions of the Equity Underwriting Agreement, the Company agreed to sell to the Equity Underwriters, and the Equity Underwriters agreed to purchase from the Company, an aggregate of 15,525,000 shares of Common Stock, at a public offering price of $9.90 per share. The Company also granted the Equity Underwriters a 30-day option to purchase up to an additional 2,025,000 shares of Common Stock, which option was exercised in full on January 16, 2013. The parties have agreed to indemnify each other against certain liabilities, including liabilities under the Act.

On January 15, 2013, the Company also entered into the Debt Underwriting Agreement with Goldman Sachs and J.P. Morgan as underwriters (collectively, the “Note Underwriters” and together with the Equity Underwriters, the “Underwriters”). Subject to the terms and conditions of the Debt Underwriting Agreement, the Company agreed to sell to the Note Underwriters, and the Note Underwriters agreed to purchase from the Company, $120.75 million aggregate principal amount of the Company’s 2.50% convertible senior notes due 2017. The Company also granted the Note Underwriters a 30-day option to purchase up to an additional $15.75 million aggregate principal amount of the convertible senior notes solely to cover over-allotments, which option was exercised in full on January 16, 2013. Pursuant to the terms of the Debt Underwriting Agreement, the parties have agreed to indemnify each other against certain liabilities, including liabilities under the Act.

A copy of the Equity Underwriting Agreement is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference, and the description of the terms of the Equity Underwriting Agreement is qualified in its entirety by reference to such exhibit. A copy of the Debt Underwriting Agreement is filed as Exhibit 1.2 to this Current Report and is incorporated herein by reference, and the description of the terms of the Debt Underwriting Agreement is qualified in its entirety by reference to such exhibit. The Underwriting Agreements are also filed with reference to, and are hereby incorporated by reference into, the Registration Statement.

Pursuant to the terms of the Underwriting Agreements, the Company and all of the Company’s directors and executive officers also agreed not to sell or transfer any Common Stock held by them for 90 days after January 15, 2013 without first obtaining the written consent of Goldman Sachs and J.P. Morgan on behalf of underwriters, subject to certain exceptions as described in the Prospectus Supplements.

Attached as Exhibit 5.1 and Exhibit 5.2 to this Current Report and incorporated herein by reference are copies of the opinions of Latham & Watkins LLP relating to the validity of the Shares sold in the Common Stock Offering and the validity of the Notes sold in the Convertible Note Offering, respectively (the “Legal Opinions”). The Legal Opinions are also filed with reference to, and are hereby incorporated by reference into, the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement by and among InterMune, Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, dated January 15, 2013.

1.2	Underwriting Agreement by and among InterMune, Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, dated January 15, 2013.

4.1	Indenture, dated September 19, 2011, between InterMune, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.(1)

4.2	Second Supplemental Indenture, dated January 22, 2013, between InterMune, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (including the form of 2.50% convertible senior note due 2017).

5.1	Opinion of Latham & Watkins LLP.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).

(1)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K on September 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2013	INTERMUNE, INC.

	By:	/s/ John C. Hodgman
John C. Hodgman
Senior Vice President of Finance Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement by and among InterMune, Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, dated January 15, 2013.

1.2	Underwriting Agreement by and among InterMune, Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, dated January 15, 2013.

4.1	Indenture, dated September 19, 2011, between InterMune, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.(1)

4.2	Second Supplemental Indenture, dated January 22, 2013, between InterMune, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (including the form of 2.50% convertible senior note due 2017).

5.1	Opinion of Latham & Watkins LLP.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).

(1)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K on September 19, 2011.